
Brunswick Corporation                                                                                                Exhibit 99.1
Quarter Consolidated Statements of Income
(in millions, except percentages and per share data)
(unaudited)
                                                               Q1 1999    Q2 1999   Q3 1999   Q4 1999   Q1 2000   Q2 2000  Q3 2000
                                                              --------   --------  --------  --------  --------- --------  -------
Net sales                                                      $870.2     $945.8    $861.9    $863.4    $955.4   $1,040.8   $939.1
Cost of sales                                                   625.0      663.3     616.7     622.3     681.7      727.1    668.5
Selling, general and administrative expense                     149.2      159.2     152.9     162.1     160.7      164.6    162.9
                                                             ---------  ---------  --------  --------  --------   -------- --------
Operating earnings before unusual charges                        96.0      123.3      92.3      79.0     113.0      149.1    107.7
Unusual charges                                                     -          -      48.0      68.0         -          -     55.1
                                                             ---------  ---------  --------  --------  --------   -------- --------
Operating earnings                                               96.0      123.3      44.3      11.0     113.0      149.1     52.6
Interest expense                                                (15.5)     (15.1)    (15.5)    (14.9)    (16.4)     (18.8)   (17.7)
Other income (expense)                                           (0.7)       2.1       1.4       2.9       1.1       (0.4)    (2.6)
                                                             ---------  ---------  --------  --------  --------   -------- ---------
Earnings (loss) before income taxes                              79.8      110.3      30.2      (1.0)     97.7      129.9     32.3
Income tax (provision) benefit                                  (30.3)     (41.0)     (9.4)      4.5     (37.0)     (48.4)   (14.6)
                                                             ---------  ---------  --------  --------  --------   -------- ---------
Earnings from continuing operations                              49.5       69.3      20.8       3.5      60.7       81.5     17.7
Earnings (loss) from discontinued operations, net of tax          8.1       13.1      (3.0)   (123.4)     (2.0)     (61.0)    (5.4)
Loss from disposal of discontinued operations, net of tax           -          -         -         -         -     (125.0)  (104.6)
                                                             ---------  ---------  --------  --------  --------   -------- ---------
Net earnings (loss)                                             $57.6      $82.4     $17.8   ($119.9)    $58.7    ($104.5)  ($92.3)
                                                             =========  =========  ========  ========  ========  ========= ========

Earnings from continuing operations before unusual charges      $49.5      $69.3     $51.5     $44.2     $60.7      $81.5    $57.7
                                                             =========  =========  ========  ========  ========  ========= ========

Earnings (loss) per common share
Basic
  Earnings from continuing operations before unusual charges    $0.54      $0.75     $0.56     $0.48     $0.66      $0.93    $0.66
  Unusual charges                                                   -          -     (0.33)    (0.44)        -          -    (0.46)
                                                             ---------  ---------  --------  --------  --------  --------- --------
  Earnings from continuing operations                            0.54       0.75      0.23      0.04      0.66       0.93     0.20
  Earnings (loss) from discontinued operations                   0.09       0.14     (0.03)    (1.34)    (0.02)     (0.69)   (0.06)
  Loss from disposal of discontinued operations                     -          -         -         -         -      (1.42)   (1.19)
                                                             ---------  ---------  --------  --------  --------  --------- --------
  Net earnings (loss)                                           $0.63      $0.90     $0.19    ($1.30)    $0.64     ($1.19)  ($1.05)
                                                             =========  =========  ========  ========  ========  ========= ========

Diluted
  Earnings from continuing operations before unusual charges    $0.53      $0.75     $0.55     $0.48     $0.66      $0.93    $0.66
  Unusual charges                                                   -          -     (0.33)    (0.44)        -          -    (0.46)
                                                             ---------  ---------  --------  --------  --------  --------- --------
  Earnings from continuing operations                            0.53       0.75      0.22      0.04      0.66       0.93     0.20
  Earnings (loss) from discontinued operations                   0.09       0.14     (0.03)    (1.34)    (0.02)     (0.69)   (0.06)
  Loss from disposal of discontinued operations                     -          -         -         -         -      (1.42)   (1.19)
                                                             ---------  ---------  --------  --------  --------  --------- --------
  Net earnings (loss)                                            $0.62      $0.89     $0.19    ($1.30)    $0.64     ($1.19)  ($1.05)
                                                             =========  =========  ========  ========  ========  ========= ========

Average shares used for computation of
  earnings per common share
Basic                                                            92.0       91.9      91.9      91.9      91.4       88.1     87.6
Diluted                                                          92.6       92.6      93.1      92.4      91.5       88.1     87.6

Effective tax rate                                              38.0%      37.2%     31.1%       n/m     38.0%      37.3%    45.2%
Effective tax rate before unusual charges                       38.0%      37.2%     34.1%     34.0%     38.0%      37.3%    34.0%

Supplemental financial information
  Capital expenditures                                          $22.7      $28.3     $36.9     $78.8     $21.5      $36.2    $34.4
  Depreciation and amortization                                  35.1       35.4      35.7      35.2      35.2       37.3     37.2


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


Brunswick Corporation
YTD Consolidated Statements of Income
(in millions, except percentages and per share data)
(unaudited)
                                                            Mar 1999   Jun 1999   Sep 1999   Dec 1999   Mar 2000  Jun 2000 Sep 2000
                                                           ---------  --------- ----------  ---------  --------- --------- --------
Net sales                                                    $870.2   $1,816.0   $2,677.9    $3,541.3    $955.4  $1,996.2  $2,935.3
Cost of sales                                                 625.0    1,288.3    1,905.0     2,527.3     681.7   1,408.8   2,077.3
Selling, general and administrative expense                   149.2      308.4      461.3       623.4     160.7     325.3     488.2
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
Operating earnings before unusual charges                      96.0      219.3      311.6       390.6     113.0     262.1     369.8
Unusual charges                                                   -          -       48.0       116.0         -         -      55.1
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
Operating earnings                                             96.0      219.3      263.6       274.6     113.0     262.1     314.7
Interest expense                                              (15.5)     (30.6)     (46.1)      (61.0)    (16.4)    (35.2)    (52.9)
Other income (expense)                                         (0.7)       1.4        2.8         5.7       1.1       0.7      (1.9)
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
Earnings before income taxes                                   79.8      190.1      220.3       219.3      97.7     227.6     259.9
Income tax provision                                          (30.3)     (71.3)     (80.7)      (76.2)    (37.0)    (85.4)   (100.0)
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
Earnings from continuing operations                            49.5      118.8      139.6       143.1      60.7     142.2     159.9
Earnings (loss) from discontinued operations, net of tax        8.1       21.2       18.2      (105.2)     (2.0)    (63.0)    (68.4)
Loss from disposal of discontinued operations, net of tax         -          -          -           -         -    (125.0)   (229.6)
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
Net earnings (loss)                                           $57.6     $140.0     $157.8       $37.9     $58.7    ($45.8)  ($138.1)
                                                           ========= ========== ========== =========== ========= ========= =========

Earnings from continuing operations before unusual charges    $49.5     $118.8     $170.3      $214.5     $60.7    $142.2    $199.9
                                                           ========= ========== ========== =========== ========= ========= =========

Earnings (loss) per common share
Basic
  Earnings from continuing operations before unusual charges  $0.54      $1.29      $1.85       $2.33     $0.66     $1.58     $2.25
  Unusual charges                                                 -          -      (0.33)      (0.78)        -         -     (0.45)
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
  Earnings from continuing operations                          0.54       1.29       1.52        1.56      0.66      1.58      1.80
  Earnings (loss) from discontinued operations                 0.09       0.23       0.20       (1.14)    (0.02)    (0.70)    (0.77)
  Loss from disposal of discontinued operations                   -          -          -           -         -     (1.39)    (2.58)
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
  Net earnings (loss)                                         $0.63      $1.52      $1.72       $0.41     $0.64    ($0.51)   ($1.55)
                                                           ========= ========== ========== =========== ========= ========= =========

Diluted
  Earnings from continuing operations before unusual charges  $0.53      $1.28      $1.84       $2.32     $0.66     $1.58     $2.24
  Unusual charges                                                 -          -      (0.33)      (0.77)        -         -     (0.45)
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
  Earnings from continuing operations                          0.53       1.28       1.51        1.55      0.66      1.58      1.79
  Earnings (loss) from discontinued operations                 0.09       0.23       0.20       (1.14)    (0.02)    (0.70)    (0.77)
  Loss from disposal of discontinued operations                   -          -          -           -         -     (1.39)    (2.58)
                                                           --------- ---------- ---------- ----------- --------- --------- ---------
  Net earnings (loss)                                         $0.62      $1.51      $1.70       $0.41     $0.64    ($0.51)   ($1.55)
                                                           ========= ========== ========== =========== ========= ========= =========

Average shares used for computation of
  earnings per common share
Basic                                                          92.0       91.9       91.9        92.0      91.4      89.8      89.0
Diluted                                                        92.6       92.5       92.7        92.6      91.5      89.8      89.1

Effective tax rate                                            38.0%      37.5%      36.6%       34.7%     38.0%     37.5%     38.5%
Effective tax rate before unusual charges                     38.0%      37.5%      36.5%       36.0%     38.0%     37.5%     36.5%

Supplemental financial information
  Cash                                                        $81.2     $108.2     $122.9      $100.8    $123.8    $134.9    $129.9
  Debt                                                       $910.3     $817.2     $793.2      $730.2    $918.3    $890.3    $862.8
  Common shareholders' equity                              $1,359.9   $1,431.1   $1,434.1    $1,300.2  $1,293.5  $1,143.7  $1,040.3
  Debt-to-capitalization rate                                 40.1%      36.3%      35.6%       36.0%     41.5%     43.8%     45.3%

  Captial expenditures                                        $22.7      $51.0      $87.9      $166.7     $21.5     $57.7     $92.1
  Depreciation and amortization                                35.1       70.5      106.2       141.4      35.2      72.5     109.7

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Brunswick Corporation
Segment Information by Quarter
(in millions)
(unaudited)
                                              Q1 1999      Q2 1999       Q3 1999     Q4 1999     Q1 2000      Q2 2000     Q3 2000
                                              --------   ----------   -----------   ---------   ---------   ----------   ---------
Sales
-----
Marine Engine                                  $386.7      $469.1         $394.8      $364.2      $429.0       $527.4     $434.9
Boat                                            368.4       390.7          360.5       357.0       418.5        409.3      396.0
Marine eliminations                             (69.7)      (76.5)         (67.5)      (69.8)      (79.4)       (84.0)     (70.4)
                                              --------   ---------    -----------   ---------   ---------   ----------   --------
  Total Marine                                  685.4       783.3          687.8       651.4       768.1        852.7      760.5

Recreation                                      184.8       162.5          174.1       212.0       187.3        188.1      178.6

                                              --------   ---------    -----------   ---------   ---------   ----------   --------
  Total sales                                  $870.2      $945.8         $861.9      $863.4      $955.4     $1,040.8     $939.1
                                              ========   =========    ===========   =========   =========   ==========   ========

Operating Earnings
------------------
Marine Engine                                   $53.5       $87.5          $66.8       $34.7       $60.9       $104.2      $75.2
Boat                                             29.4        39.8           28.1        23.4        37.9         47.1       33.1
                                              --------   ---------    -----------   ---------   ---------   ----------   --------
  Total Marine                                   82.9       127.3           94.9        58.1        98.8        151.3      108.3

Recreation                                       23.6         7.4           10.4        32.5        25.0          8.0       11.1

Corporate/Other                                 (10.5)      (11.4)         (13.0)      (11.6)      (10.8)       (10.2)     (11.7)
                                              --------   ---------    -----------   ---------   ---------   ----------   --------
  Operating earnings before unusual charges      96.0       123.3           92.3        79.0       113.0        149.1      107.7

Unusual charges (a)                                 -           -          (48.0)      (68.0)          -            -      (55.1)
                                              --------   ---------    -----------   ---------   ---------   ----------   --------
  Total operating earnings                      $96.0      $123.3          $44.3       $11.0      $113.0       $149.1      $52.6
                                              ========   =========    ===========   =========   =========   =========    ========

(a)  Q3 1999 operating earnings include a $48.0 million charge to settle litigation.
     Q4 1999 operating earnings include a $68.0 million charge to settle litigation.
     Q3 2000 operating earnings include a $55.1 million charge to increase environmental reserves related to the cleanup of contamination from a former manufacturing facility and to account for the write-down of investments in certain
        Internet-related businesses.



Brunswick Corporation
YTD Segment Information
(in millions)
(unaudited)
                                              Mar 1999    Jun 1999    Sep 1999     Dec 1999     Mar 2000      Jun 2000     Sep 2000
                                             ----------  ----------  ----------   ----------   ----------    ----------   ----------
Sales
-----
Marine Engine                                  $386.7      $855.8     $1,250.6      $1,614.8       $429.0        $956.4    $1,391.3
Boat                                            368.4       759.1      1,119.6       1,476.6        418.5         827.8     1,223.8
Marine eliminations                             (69.7)     (146.2)      (213.7)       (283.5)       (79.4)       (163.4)     (233.8)
                                             ---------   ---------   ----------   -----------   ----------    ----------   ---------
  Total Marine                                  685.4     1,468.7      2,156.5       2,807.9        768.1       1,620.8     2,381.3

Recreation                                      184.8       347.3        521.4         733.4        187.3         375.4       554.0
                                             ---------   ---------   ----------   -----------   ----------    ----------   ---------
  Total sales                                  $870.2    $1,816.0     $2,677.9      $3,541.3       $955.4      $1,996.2    $2,935.3
                                             =========   =========   ==========   ===========   ==========    ==========   =========

Operating Earnings
------------------
Marine Engine                                   $53.5      $141.0       $207.8        $242.5        $60.9        $165.1      $240.3
Boat                                             29.4        69.2         97.3         120.7         37.9          85.0       118.1
                                             ---------   ---------   ----------   -----------   ----------    ----------   ---------
  Total Marine                                   82.9       210.2        305.1         363.2         98.8         250.1       358.4

Recreation                                       23.6        31.0         41.4          73.9         25.0          33.0        44.1

Corporate/Other                                 (10.5)      (21.9)       (34.9)        (46.5)       (10.8)        (21.0)      (32.7)
                                             ---------   ---------   ----------   -----------   ----------    ----------   ---------
  Operating earnings before unusual charges      96.0       219.3        311.6         390.6        113.0         262.1       369.8

Unusual charges (b)                                 -           -        (48.0)       (116.0)           -             -       (55.1)
                                             ---------   ---------   ----------   -----------   ----------    ----------   ---------
  Total operating earnings                      $96.0      $219.3       $263.6        $274.6       $113.0        $262.1      $314.7
                                             =========   =========   ==========   ===========   ==========    ==========   =========


(b)   YTD Sep 1999 operating earnings include a $48.0 million charge to settle litigation.
      YTD Dec 1999 operating earnings include a $116.0 million charge to settle litigation.
      YTD Sep 2000 operating earnings include a $55.1 million charge to increase environmental reserves related to the cleanup of contamination from a former manufacturing facility and to account for the write-down of investments in certain
          Internet-related businesses.



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